THE ADVISORS' INNER CIRCLE FUND II

                       UCM INSTITUTIONAL MONEY MARKET FUND


             SUPPLEMENT DATED JANUARY 12, 2006 TO THE PROSPECTUS AND
        STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED JUNE 14, 2005,
                           AND ANY SUPPLEMENTS THERETO


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

o On page 2 of the Prospectus, the second footnote under the table "Annual Fund Operating Expenses (expenses deducted from Fund assets)" has been deleted and replaced with the following:

         ** The Fund's adviser has voluntarily agreed to waive fees and to limit the expenses of the Fund to the extent necessary to keep total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 0.18%. The Adviser may discontinue all or part of this waiver at any time so long as seven business days notice is provided.

o On page 5 of the Prospectus, the last sentence of the second paragraph under the heading "Investment Adviser" has been deleted and replaced with the following:

         The Adviser may discontinue all or part of this waiver at any time so long as seven business days notice is provided.

o Beginning on page 6 of the Prospectus, the information under the heading "General Information" has been deleted and replaced with the following:

         GENERAL INFORMATION

         You may purchase shares on any day that the New York Stock Exchange
         (NYSE) and the Federal Reserve System are open for business (a Business
         Day). However, the Fund may close early on Business Days that the Bond Market Association recommends the bond markets close early, such as on days in advance of certain holidays. In addition, Fund shares cannot be purchased by Federal Reserve wire on federal holidays on which wire transfers are restricted.

         The price per share (the offering price) will be the net asset value per share (NAV) next determined after the Fund receives your purchase order in proper form. "Proper form" means that the Fund was provided a complete and signed account application, including the investor's social security number, tax identification number, and other identification required by law or regulation.

         The Fund calculates its NAV once each Business Day as of 4:00 p.m., Eastern Time. So, for you to be eligible to receive dividends declared on the day you submit your purchase order, the Fund must receive your order and federal funds (readily available funds) in proper form before 4:00 p.m., Eastern Time. On Business Days that the Bond Market Association recommends the bond markets close early, the Fund reserves the right to calculate NAV as of the earlier closing time of the bond markets. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

o On page 9 of the Prospectus, the information under the heading "Receiving Your Money" has been deleted and replaced with the following:

         RECEIVING YOUR MONEY

         Normally, the Fund will send your sale proceeds on the same day that the Fund processes your redemption order. However, the Fund reserves the right to delay delivery of your redemption proceeds for up to seven days from the date of your redemption order at the Fund's discretion. Circumstances under which the Fund may delay delivery of your redemption proceeds may include periods during which the Federal Reserve System or Bond Markets are closed or other instances in which the Fund deems that delayed delivery of redemption proceeds is necessary or appropriate. Your proceeds can be wired to your bank account or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

o On page 10 of the Prospectus, before the heading "Other Policies" the following section has been added:

         SHAREHOLDER SERVICING ARRANGEMENTS

         Brokers, dealers, banks, trust companies and other financial intermediaries may receive compensation from the Fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

         For providing certain services to their clients, financial intermediaries may be paid a fee based on the assets of the Fund that are attributable to the financial intermediary. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. In addition, your financial intermediaries may charge you other account fees for buying or redeeming shares of the Fund or for servicing your account. Your financial intermediary should provide you with a schedule of its fees and services.

         The Fund may pay all or part of the fees paid to financial intermediaries. Periodically, the Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The Fund does not pay these service fees on shares purchased directly. In addition, the Adviser and its affiliates may, at their own expense, pay financial intermediaries for these services.

         The Adviser and its affiliates may, at their own expense, pay financial intermediaries for distribution and marketing services performed with respect to the Fund. The Adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the Fund.

o On page 15 of the SAI, the first paragraph under the heading "Purchasing and Redeeming Shares" has been deleted and replaced with the following:

         Purchases and redemptions may be made through the transfer agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Fund is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving and Christmas. On Business Days that the Bond Market Association recommends the bond markets close early - such as on days in advance of certain holidays - the Fund reserves the right to calculate NAV as of the earlier closing time.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


                                                                UCM-SK-002-0100